Annual Fund Operating Expenses - Class P3 Shares - Voya Large-Cap Growth Fund - Class P3	Sep. 30, 2021
Operating Expenses:
Management Fees	0.51%
Distribution and/or Shareholder Services (12b-1) Fees	none
Other Expenses	0.04%
Total Annual Fund Operating Expenses	0.55%
Waivers and Reimbursements	(0.55%)	[1]
Total Annual Fund Operating Expenses after Waivers and Reimbursements	none

[1]	The adviser and distributor are contractually obligated to limit expenses to 0.00% for Class P3 shares through October 1, 2022. The limitation does not extend to interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and Acquired Fund Fees and Expenses. This limitation is subject to possible recoupment by the adviser and/or distributor within 36 months of the waiver or reimbursement. Termination or modification of this obligation requires approval by the Fund’s board.